Financing Receivables (Tables)	12 Months Ended
Dec. 31, 2016
Nontrade Receivables and Allowance for Credit Losses

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2016			2015
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$43	54	97	41	50	91
Allowance for credit losses	(43)	—	(43)	(33)	—	(33)

Net nontrade receivable	$—	54	54	8	50	58

Aging Analysis of Past Due Financing Receivables

Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31–60 past due	61–90 past due	Greater than 90 past due	Total past due	Current	Total
2016	$22	1	43	66	31	97
2015	$29	—	33	62	29	91